UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

High Yield Fund	November 30, 2021
PRHYX	Investor Class
PAHIX	Advisor Class
PRHIX	I Class
TRKZX	Z Class
T. ROWE PRICE High Yield Fund

HIGHLIGHTS

■	The High Yield Fund returned 0.95% for the six months ended November 30, 2021, outperforming the benchmark Credit Suisse High Yield Index and the Lipper peer group average.

■	Credit selection in the satellites, energy, and health care segments made meaningful contributions to relative performance.

■	We sought to remain as fully invested as possible throughout the period and balanced the portfolio’s underweight to BB rated bonds with an allocation to senior secured floating rate bank loans.

■	Fundamental conditions in the high yield market are extremely favorable due to ample liquidity and interest coverage ratios that are at the best levels in a decade, which reinforce our benign default outlook.

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CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The High Yield Fund returned 0.95% in the six months ended November 30, 2021, outperforming its benchmark, the Credit Suisse High Yield Index, and the Lipper peer group average. (Returns for Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

High yield credit spreads remained within a narrow range over the last six months. Against this backdrop, credit selection within the BB rating tier—partly due to our overweight positions in fallen angels (issuers that lost their investment-grade credit rating) Occidental Petroleum and DCP Midstream—and the portfolio’s off-benchmark allocations to leveraged loans (also known as bank loans) and convertible preferred securities were important drivers of relative performance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Credit selection in the satellites, energy, and health care segments made meaningful contributions to relative performance during the reporting period. In the satellites segment, Intelsat, which operates the world’s first globalized network, delivering high-quality, cost-effective video and broadband services anywhere in the world, was a top contributor. Our investment team has closely followed developments in this credit story for several years, and when the company filed for bankruptcy in May 2020, we saw an excellent risk/reward opportunity in the secured part of the capital structure—we only own the company’s secured bonds and loans—based on our fundamental view that the value of the core business is sufficient to cover the company’s secured debt. Progress with creditors’ Plan Support Agreement (PSA) gained momentum in August with the announcement that a four-month mediation process among creditors had resulted in an amended PSA supported by over 75% of Intelsat’s debtholders. The company is now believed to be poised to exit bankruptcy in early 2022.

Our holdings of midstream energy infrastructure corporation Targa Resources added value. Targa’s growth strategy is focused on the best-in-class Permian Basin, where its natural gas and natural gas liquid gathering and processing assets are well integrated with its Gulf Coast downstream assets. As the energy industry faced a second downturn in five years during 2020, Targa took decisive actions that stabilized its liquidity and credit profile, which positioned the company well for the recovery.

Avantor, a leading provider of product and service solutions to laboratory and production companies, continued to drive the portfolio’s relative results in the health care segment. Consistent demand for its products supports the company’s performance, and management has continued to execute on its deleveraging strategy. A strong balance sheet has enabled Avantor to carry out strategic vertically integrated merger and acquisition transactions that have driven meaningful earnings growth.

Credit selection in the building and real estate segment was a notable relative performance detractor, largely due to our investment in Chinese property development companies Shimao and Country Garden. We had previously avoided the Chinese property market but added exposure to these split-rated investment-grade companies when the valuations became attractive. Over the past six months, headlines around a potential default by leading property developer China Evergrande—the company missed interest payments shortly after the end of our reporting period—sparked contagion fears and weighed on the performance of the broader Chinese property industry. We remain invested in Shimao and Country Garden as we’re maintaining our conviction on the sector in the medium term despite short-term volatility.

In the wireless communications segment, wireless carrier T-Mobile was a drag on the portfolio’s relative results. The portfolio’s modest allocation to the company’s common equity has been a long-term holding, but the shares experienced weakness over the past few months amid fears of increasing competition. Specifically, investors have become concerned that the discounts and bundled plans offered by cable companies trying to expand their wireless businesses could erode T-Mobile’s subscriber growth. However, we believe T-Mobile can continue to gain market share due to its network advantage in 5G technology. Furthermore, the company’s merger with Sprint should dramatically increase free cash flow and facilitate share repurchases. The investment in T-Mobile’s common stock illustrates our willingness to move down the capital structure in high-conviction names. In this case, we believe positive trends could bolster the value of the company’s stock while its bond yields are relatively modest.

How is the fund positioned?

Over the past six months, we significantly reduced the portfolio’s reserves allocation as we sought to remain as fully invested as possible. Increasing our exposure to bank loans—which lowers the portfolio’s overall sensitivity to interest rate changes due to the floating rate nature of the asset class—amid the potential for higher interest rates was an important component of this positioning shift. The portfolio’s allocation to loans at the end of the period stood at a 12-month high.

From a ratings standpoint, we increased our allocation to the B rating tier by roughly 200 basis points (100 basis points equals 1.00%). Conversely, the portfolio’s holdings of CCC rated bonds declined by about 50 basis points, partly due to ratings upgrades but also because we took profits in bonds that had reached our valuation targets.

We augmented the portfolio’s holdings in the health care and automotive segments, while reducing our investment in the chemicals industry. In the health care space, we opportunistically increased our investment in global pharmaceutical company Teva Pharmaceutical when the bonds sold off during the period. We also added a couple of hospital names that are expected to benefit from an increase in non-coronavirus-related volumes over the coming quarters. In the automotive segment, a shortage of vehicle inventory has created a supportive backdrop for companies and should bolster their performance over the intermediate term. We trimmed our exposure to the chemicals sector as rising input costs due to higher oil prices are a headwind for companies within the industry.

Collaboration with our equity colleagues enabled us to participate in a private deal with electric vehicle manufacturer Rivian. Our equity platform was a top shareholder of the company’s private equity, which allowed our team to conduct a thorough due diligence process of the private credit deal. Rivian’s successful initial public offering in November provides us with a meaningful cushion of subordinated capital. The company will be the first pure-play electric automobile manufacturer to deliver commercial vehicles through its 100,000-unit contract with Amazon.com. Commercial vehicles are an attractive, secularly growing end market—one that tends to be underappreciated but profitable. We have a favorable outlook on the potential for electric vehicles to take market share broadly, and this investment provided an opportunity to express that view.

What is portfolio management’s outlook?

Fundamental conditions in the high yield market are extremely favorable due to ample liquidity and interest coverage ratios that are at the best levels in a decade, which reinforce our benign default outlook. From a technical perspective, leveraged loans now compose a significant portion of primary issuance, creating a dearth of new high yield bond supply and a supportive backdrop for existing bonds in the secondary market. After a record amount of fallen angels entered the high yield asset class in 2020, the market is in an upgrade cycle as the number of issuers to receive credit rating upgrades has exceeded downgrades for several consecutive quarters. Companies exiting the high yield space due to upgrades to investment-grade status have also accelerated in 2021, which creates another supply/demand tailwind for the asset class. For context, $42 billion in high yield paper has left our market in the form of rising stars in 2021 compared with just $10 billion in fallen angels.

Despite the broadly supportive backdrop, we continue to struggle with historically expensive valuations. High yield credit spreads have been largely range-bound for several months, and we expect the majority of total return in the year ahead to come from interest payments rather than capital appreciation. The portfolio has a higher average coupon compared with the benchmark and is less sensitive to interest rate changes due to our leveraged loan holdings. We believe these characteristics could continue to add value as central banks are expected to initiate rate hikes in 2022.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/21
Asurion	2.6%
Charter Communications	2.3
Occidental Petroleum	1.8
UKG Inc	1.7
Targa Resources	1.7
Intelsat	1.7
Bausch Health	1.4
Vistra Operations	1.3
iHeartMedia	1.3
Medline Industries	1.3
Navient	1.2
American Airlines	1.2
Carnival	1.1
Rivian	1.1
Altice USA	1.1
DISH Network	1.1
Netflix	1.0
Tenet Healthcare	1.0
Teva Pharmaceutical	1.0
Albertsons	1.0
Clarios Global	0.9
Altice France SA/France	0.9
Transdigm Group	0.9
Community Health Systems	0.9
Wynn Resorts	0.8
Total	**32.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Z Class

	6 Months Ended 11/30/21	Year Ended 5/31/21	3/16/20[1] Through 5/31/20
NET ASSET VALUE			
Beginning of period	$ 6.66	$ 6.19	$ 5.76
Investment activities			
Net investment income[2][3]	0.19	0.38	0.08
Net realized and unrealized gain/loss	(0.10)	0.47	0.43[4]
Total from investment activities	0.09	0.85	0.51
Distributions			
Net investment income	(0.19)	(0.38)	(0.08)
NET ASSET VALUE			
End of period	**$ 6.56**	**$ 6.66**	**$ 6.19**

Ratios/Supplemental Data			
Total return[3][5]	**1.30%**	**14.03%**	**8.93%**
Ratios to average net assets:[3]			
Gross expenses before waivers/payments by Price Associates	0.59%[6]	0.59%	0.60%[6]
Net expenses after waivers/payments by Price Associates	0.00%[6]	0.00%	0.00%[6]
Net investment income	5.65%[6]	5.84%	6.53%[6]
Portfolio turnover rate	22.4%	55.0%	42.2%
Net assets, end of period (in millions)	$3,931	$3,970	$2,547

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6 for details of expense-related arrangements with Price Associates.
(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
BANK LOANS 10.5% (1)		
Aerospace & Defense 0.4%		
Dynasty Acquisition, FRN, 1M USD LIBOR + 3.50%, 3.632%, 4/6/26	19,600	19,006
Peraton, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/1/28	17,059	16,998
		36,004
Airlines 0.4%		
AAdvantage Loyalty IP, FRN, 1M USD LIBOR + 4.75%, 5.50%, 4/20/28	9,195	9,433
Mileage Plus Holdings, FRN, 1M USD LIBOR + 5.25%, 6.25%, 6/21/27	16,565	17,259
United Airlines, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/21/28	9,522	9,482
		36,174
Automotive 0.2%		
Clarios Global, FRN, 1M USD LIBOR + 3.25%, 3.34%, 4/30/26	6,795	6,702
Mavis Tire Express Services Topco, FRN, 1M USD LIBOR + 4.00%, 4.75%, 5/4/28	7,259	7,251
		13,953
Cable Operators 0.1%		
Altice France, FRN, 3M USD LIBOR + 4.00%, 4.118%, 8/14/26	13,134	13,015
		13,015
Consumer Products 0.1%		
Life Time, FRN, 1M USD LIBOR + 4.75%, 5.75%, 12/16/24	9,071	9,132
		9,132
Container 0.1%		
Kouti, FRN, 3M EURIBOR + 0.00%, 3.75%, 7/1/28 (EUR)	5,045	5,704
		5,704
Energy 0.8%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 5.25%, 6/24/24	50,959	50,864
Prairie ECI Acquiror, FRN, 3M USD LIBOR + 4.75%, 4.84%, 3/11/26	11,255	10,836
Stonepeak Lonestar Holdings, FRN, 1M USD LIBOR + 4.50%, 4.624%, 10/19/26	9,731	9,745
		71,445
Food 0.1%		
Bellring Brands, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/21/24	11,506	11,500
		11,500
Health Care 0.8%		
ADMI, FRN, 1M USD LIBOR + 3.38%, 3.875%, 12/23/27	16,413	16,149
ADMI, FRN, 1M USD LIBOR + 3.50%, 4.00%, 12/23/27	5,310	5,277
Gainwell Acquisition, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/1/27	20,561	20,523
LifePoint Health, FRN, 1M USD LIBOR + 3.75%, 3.842%, 11/16/25	9,953	9,860

U.S. Radiology Specialists, FRN, 1M USD LIBOR + 5.50%, 6.25%, 12/15/27	13,528	13,506
		65,315
Information Technology 0.7%		
Boxer Parent, FRN, 1M USD LIBOR + 5.50%, 6.00%, 2/27/26	4,930	4,971
Proofpoint, FRN, 1M USD LIBOR + 3.25%, 3.75%, 8/31/28 (2)	12,560	12,431
Proofpoint, FRN, 1M USD LIBOR + 6.25%, 6.75%, 8/31/29	5,065	5,122
RealPage, FRN, 1M USD LIBOR + 6.50%, 7.25%, 4/23/29	15,551	15,797
Solera, FRN, 1M USD LIBOR + 4.00%, 4.50%, 6/2/28	18,220	18,138
		56,459
Manufacturing 0.3%		
Apex Tool Group, FRN, 3M USD LIBOR + 5.50%, 6.75%, 8/1/24	22,258	22,056
		22,056
Satellites 1.3%		
Intelsat Jackson Holdings, 8.625%, 1/2/24	12,890	12,914
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 4.75%, 5.392%, 7/13/22	15,885	15,915
Intelsat Jackson Holdings, FRN, PRIME + 4.75%, 8.00%, 11/27/23 (2)	52,271	52,352
Intelsat Jackson Holdings, FRN, PRIME + 5.50%, 8.75%, 1/2/24	580	581
Iridium Satellite, FRN, 1M USD LIBOR + 2.50%, 3.25%, 11/4/26	28,196	28,073
		109,835
Services 2.5%		
Ascend Learning, FRN, 1M USD LIBOR + 3.50%, 12/10/28 (2)	20,725	20,589
Ascend Learning, FRN, 1M USD LIBOR + 5.75%, 11/18/29 (2)	25,680	25,723
CoreLogic, FRN, 3M USD LIBOR + 6.50%, 7.00%, 6/4/29	7,980	8,000
Renaissance Holdings, FRN, 3M USD LIBOR + 7.00%, 7.09%, 5/29/26	7,718	7,728
UKG, FRN, 1M USD LIBOR + 3.25%, 5/3/26 (2)	11,430	11,362
UKG, FRN, 1M USD LIBOR + 3.25%, 4.00%, 5/4/26	32,002	31,813
UKG, FRN, 1M USD LIBOR + 5.25%, 5/3/27 (2)	58,395	58,559
UKG, FRN, 1M USD LIBOR + 6.75%, 7.50%, 5/3/27	44,020	44,350
		208,124
Wireless Communications 2.7%		
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.34%, 12/23/26	25,278	24,874
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.34%, 7/31/27	23,303	22,965
Asurion, FRN, 1M USD LIBOR + 5.25%, 5.34%, 1/31/28	69,714	69,052
Asurion, FRN, 1M USD LIBOR + 5.25%, 5.34%, 1/20/29	100,360	99,294
CCI Buyer, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/17/27	13,268	13,225
		229,410
Total Bank Loans (Cost $881,318)		**888,126**

COMMON STOCKS 0.6%		
Gaming 0.0%		
New Cotai Participation, Class B (3)(4)(5)	–	–
		–
Metals & Mining 0.2%		
Constellium (5)	928	16,313
		16,313
Utilities 0.2%		
Vistra	987	19,629
		19,629
Wireless Communications 0.2%		
T-Mobile U.S. (5)	168	18,323
		18,323
Total Common Stocks (Cost $48,769)		**54,265**
CONVERTIBLE BONDS 0.2%		
Cable Operators 0.1%		
DISH Network, 3.375%, 8/15/26	8,735	7,997
		7,997
Energy 0.1%		
Cheniere Energy, 4.25%, 3/15/45	11,131	9,548
		9,548
Total Convertible Bonds (Cost $15,382)		**17,545**
CONVERTIBLE PREFERRED STOCKS 3.3%		
Energy 1.2%		
Targa Resources, Series A, 9.50%, Acquisition Date: 10/30/17 - 11/27/19, Cost $98,536 (6)(7)	98	105,995
		105,995
Energy Services 0.4%		
NuStar Energy, VR, 10.75% (3)(6)	1,200	35,809
		35,809
Forest Products 0.0%		
Smurfit-Stone Container, Series A, EC, 7.00%, 2/15/27 (4)(5)	47	–
		–

Health Care 0.4%		
Avantor, Series A, 6.25%, 5/15/22	255	30,828
		30,828
Insurance 0.1%		
Alliant Services, Series A, Acquisition Date: 11/6/20, Cost $8,963 (4)(5)(7)	9	9,077
		9,077
Manufacturing 0.4%		
Danaher, Series B, 5.00%, 4/15/23	18	30,619
		30,619
Utilities 0.8%		
American Electric Power, 6.125%, 3/15/22	183	8,956
American Electric Power, 6.125%, 8/15/23	214	10,438
NextEra Energy, 5.279%, 3/1/23	594	32,273
Southern, Series A, 6.75%, 8/1/22	336	16,775
		68,442
Total Convertible Preferred Stocks (Cost $235,296)		**280,770**

CORPORATE BONDS 84.2%

Aerospace & Defense 1.1%		
Bombardier, 7.50%, 3/15/25 (3)	8,385	8,553
Bombardier, 7.875%, 4/15/27 (3)	12,410	12,751
TransDigm, 6.25%, 3/15/26 (3)	49,085	50,803
TransDigm, 7.50%, 3/15/27	3,100	3,232
TransDigm, 8.00%, 12/15/25 (3)	18,765	19,773
		95,112
Airlines 2.2%		
Air Canada, 3.875%, 8/15/26 (3)	7,975	7,965
Air Canada, 4.625%, 8/15/29 (CAD) (3)	7,190	5,600
American Airlines, 5.50%, 4/20/26 (3)	25,130	25,664
American Airlines, 5.75%, 4/20/29 (3)	27,295	28,489
American Airlines, 11.75%, 7/15/25 (3)	24,677	29,921
American Airlines Group, 3.75%, 3/1/25 (3)	9,570	8,517
Delta Air Lines, 4.75%, 10/20/28 (3)	13,690	15,005
Delta Air Lines, 7.00%, 5/1/25 (3)	13,900	15,968
Delta Air Lines, 7.375%, 1/15/26	19,150	22,142
Hawaiian Brand Intellectual Property, 5.75%, 1/20/26 (3)	7,635	7,778
Mileage Plus Holdings, 6.50%, 6/20/27 (3)	10,695	11,417
United Airlines, 4.625%, 4/15/29 (3)	9,420	9,373
		187,839

Automotive 5.8%		
Asbury Automotive Group, 4.625%, 11/15/29 (3)	8,865	8,920
Asbury Automotive Group, 5.00%, 2/15/32 (3)	10,080	10,156
Clarios Global, 6.25%, 5/15/26 (3)	1,823	1,889
Clarios Global, 8.50%, 5/15/27 (3)	65,145	70,194
Dana, 4.25%, 9/1/30	6,295	6,264
Dana, 5.625%, 6/15/28	12,580	13,240
Dornoch Debt Merger Sub, 6.625%, 10/15/29 (3)	8,920	8,742
Ford Motor, 7.45%, 7/16/31	1,725	2,318
Ford Motor, 9.00%, 4/22/25	28,630	34,760
Ford Motor, 9.625%, 4/22/30	12,640	18,327
Ford Motor Credit, 5.125%, 6/16/25	15,420	16,670
Goodyear Tire & Rubber, 5.00%, 7/15/29 (3)	28,250	29,415
Goodyear Tire & Rubber, 5.25%, 4/30/31	17,000	17,807
Goodyear Tire & Rubber, 5.25%, 7/15/31 (3)	16,835	17,614
Jaguar Land Rover Automotive, 5.875%, 1/15/28 (3)	8,600	8,675
Jaguar Land Rover Automotive, 7.75%, 10/15/25 (3)	12,245	13,133
LCM Investments Holdings II, 4.875%, 5/1/29 (3)	14,475	14,421
Lithia Motors, 3.875%, 6/1/29 (3)	4,785	4,839
Meritor, 6.25%, 6/1/25 (3)	11,840	12,343
Metis Merger Sub, 6.50%, 5/15/29 (3)	17,185	16,755
Rivian Holdings, 7.00%, 10/8/26, Acquisition Date: 10/8/21, Cost $92,683 (4)(7)	94,485	92,628
Tenneco, 5.00%, 7/15/26	26,379	25,192
Tenneco, 5.125%, 4/15/29 (3)	25,675	24,841
Tenneco, 5.375%, 12/15/24	7,805	7,629
Tenneco, 7.875%, 1/15/29 (3)	11,100	11,877
		488,649
Banking 0.5%		
Banco do Brasil, VR, 9.00% (6)(8)	21,100	22,123
Itau Unibanco Holding, VR, 6.125% (3)(6)(8)	19,990	19,629
		41,752
Broadcasting 5.1%		
Clear Channel Outdoor Holdings, 7.50%, 6/1/29 (3)	14,825	15,233
Clear Channel Outdoor Holdings, 7.75%, 4/15/28 (3)	28,775	29,854
Clear Channel Worldwide Holdings, 5.125%, 8/15/27 (3)	8,750	8,838
Diamond Sports Group, 5.375%, 8/15/26 (3)	2,185	961
Diamond Sports Group, 6.625%, 8/15/27 (3)	20,835	4,375
Gray Escrow II, 5.375%, 11/15/31 (3)	18,400	18,446
iHeartCommunications, 6.375%, 5/1/26	5,429	5,626
iHeartCommunications, 8.375%, 5/1/27	98,614	103,668
Lions Gate Capital Holdings, 5.50%, 4/15/29 (3)	6,635	6,701
Midas OpCo Holdings, 5.625%, 8/15/29 (3)	42,175	42,439
Nexstar Media, 4.75%, 11/1/28 (3)	9,945	9,945
Nielsen Finance, 4.50%, 7/15/29 (3)	4,550	4,391

Nielsen Finance, 4.75%, 7/15/31 (3)	6,215	6,013
Nielsen Finance, 5.625%, 10/1/28 (3)	12,570	12,821
Outfront Media Capital, 4.25%, 1/15/29 (3)	3,940	3,832
Outfront Media Capital, 6.25%, 6/15/25 (3)	5,695	5,909
Sirius XM Radio, 3.875%, 9/1/31 (3)	13,145	12,422
Sirius XM Radio, 4.00%, 7/15/28 (3)	29,395	28,881
Sirius XM Radio, 4.125%, 7/1/30 (3)	11,665	11,373
Sirius XM Radio, 5.00%, 8/1/27 (3)	10,570	10,874
Terrier Media Buyer, 8.875%, 12/15/27 (3)	30,270	31,935
Townsquare Media, 6.875%, 2/1/26 (3)	15,560	16,260
Univision Communications, 4.50%, 5/1/29 (3)	21,130	21,077
Univision Communications, 6.625%, 6/1/27 (3)	15,540	16,550
Univision Communications, 9.50%, 5/1/25 (3)	7,150	7,686
		436,110
Building & Real Estate 1.8%		
Brookfield Residential Properties, 5.00%, 6/15/29 (3)	12,180	12,134
Country Garden Holdings, 5.125%, 1/14/27	24,125	22,439
Country Garden Holdings, 5.625%, 1/14/30	8,205	7,654
Cushman & Wakefield U.S. Borrower, 6.75%, 5/15/28 (3)	19,265	20,614
Howard Hughes, 4.125%, 2/1/29 (3)	17,145	16,866
Howard Hughes, 4.375%, 2/1/31 (3)	9,185	9,082
Howard Hughes, 5.375%, 8/1/28 (3)	15,520	16,180
Realogy Group, 7.625%, 6/15/25 (3)	4,090	4,320
Realogy Group, 9.375%, 4/1/27 (3)	10,410	11,204
Shimao Group Holdings, 5.20%, 1/16/27	16,430	11,502
Shimao Group Holdings, 5.60%, 7/15/26	17,391	12,434
Taylor Morrison Communities, 5.125%, 8/1/30 (3)	5,970	6,403
Weekley Homes, 4.875%, 9/15/28 (3)	4,565	4,679
		155,511
Building Products 1.0%		
CP Atlas Buyer, 7.00%, 12/1/28 (3)	3,300	3,176
Forterra Finance, 6.50%, 7/15/25 (3)	11,955	12,628
New Enterprise Stone & Lime, 5.25%, 7/15/28 (3)	8,630	8,619
PGT Innovations, 4.375%, 10/1/29 (3)	10,778	10,684
Specialty Building Products Holdings, 6.375%, 9/30/26 (3)	10,935	11,318
SRS Distribution, 6.00%, 12/1/29 (3)	12,320	12,151
Summit Materials, 5.25%, 1/15/29 (3)	8,245	8,595
Summit Materials, 6.50%, 3/15/27 (3)	17,880	18,595
		85,766
Cable Operators 8.6%		
Altice Financing, 5.00%, 1/15/28 (3)	34,150	31,845
Altice Financing, 5.75%, 8/15/29 (3)	21,665	20,663
Altice France, 5.125%, 1/15/29 (3)	11,675	11,106
Altice France, 5.125%, 7/15/29 (3)	33,885	32,275
Altice France, 5.50%, 10/15/29 (3)	18,935	18,272

Altice France Holding, 6.00%, 2/15/28 (3)	62,220	58,254
C&W Senior Financing, 6.875%, 9/15/27 (3)	21,285	22,259
CCO Holdings, 4.25%, 1/15/34 (3)	10,805	10,400
CCO Holdings, 4.50%, 8/15/30 (3)	32,520	32,845
CCO Holdings, 4.50%, 5/1/32	19,850	19,726
CCO Holdings, 4.50%, 6/1/33 (3)	29,195	28,684
CCO Holdings, 5.00%, 2/1/28 (3)	54,455	56,089
CCO Holdings, 5.125%, 5/1/27 (3)	24,995	25,745
CCO Holdings, 5.375%, 6/1/29 (3)	17,950	18,960
CSC Holdings, 4.625%, 12/1/30 (3)	7,130	6,631
CSC Holdings, 5.75%, 1/15/30 (3)	20,960	20,436
CSC Holdings, 6.50%, 2/1/29 (3)	34,835	36,751
CSC Holdings, 7.50%, 4/1/28 (3)	24,805	26,293
DIRECTV Holdings, 5.875%, 8/15/27 (3)	12,670	12,860
DISH DBS, 5.125%, 6/1/29	11,670	10,240
DISH DBS, 5.25%, 12/1/26 (3)	17,005	16,835
DISH DBS, 5.75%, 12/1/28 (3)	26,110	25,718
DISH DBS, 7.375%, 7/1/28	12,155	11,866
DISH DBS, 7.75%, 7/1/26	15,060	15,474
LCPR Senior Secured Financing, 6.75%, 10/15/27 (3)	5,530	5,739
Netflix, 5.875%, 11/15/28	21,340	25,555
Netflix, 6.375%, 5/15/29	49,980	62,100
Radiate Holdco, 6.50%, 9/15/28 (3)	15,550	15,045
Virgin Media Finance, 5.00%, 7/15/30 (3)	5,405	5,229
Vmed O2 U.K. Financing I, 4.75%, 7/15/31 (3)	34,490	34,102
VTR Finance, 6.375%, 7/15/28 (3)	7,420	7,840
Ziggo Bond, 5.125%, 2/28/30 (3)	6,055	6,055
		731,892
Chemicals 1.5%		
Compass Minerals International, 6.75%, 12/1/27 (3)	9,110	9,326
CVR Partners, 6.125%, 6/15/28 (3)	12,315	12,746
GPD, 10.125%, 4/1/26 (3)	13,455	14,262
Methanex, 5.125%, 10/15/27	13,625	14,170
Methanex, 5.25%, 12/15/29	7,440	7,794
Methanex, 5.65%, 12/1/44	6,149	6,195
OCI, 4.625%, 10/15/25 (3)	15,280	15,643
Tronox, 4.625%, 3/15/29 (3)	16,520	15,983
Univar Solutions USA, 5.125%, 12/1/27 (3)	19,935	20,832
WR Grace Holdings, 5.625%, 8/15/29 (3)	11,250	11,306
		128,257
Consumer Products 0.7%		
CD&R Smokey Buyer, 6.75%, 7/15/25 (3)	2,740	2,856
Kontoor Brands, 4.125%, 11/15/29 (3)	5,150	5,137
Life Time, 5.75%, 1/15/26 (3)	16,388	16,552
Mattel, 5.45%, 11/1/41	3,902	4,585

Mattel, 5.875%, 12/15/27 (3)	7,920	8,435
Mattel, 6.20%, 10/1/40	7,015	8,927
Wolverine World Wide, 4.00%, 8/15/29 (3)	9,185	8,909
		55,401
Container 1.1%		
Ardagh Metal Packaging Finance USA, 4.00%, 9/1/29 (3)	27,180	26,297
Ardagh Packaging Finance, 5.25%, 8/15/27 (3)	21,355	20,981
Mauser Packaging Solutions Holding, 7.25%, 4/15/25 (3)	8,700	8,526
Mauser Packaging Solutions Holding, 8.50%, 4/15/24 (3)	6,035	6,216
Pactiv, 7.95%, 12/15/25	4,305	4,735
Trivium Packaging Finance, 5.50%, 8/15/26 (3)	7,220	7,527
Trivium Packaging Finance, 8.50%, 8/15/27 (3)	14,240	14,881
		89,163
Energy 8.7%		
Aethon United BR, 8.25%, 2/15/26 (3)	7,350	7,754
Archrock Partners, 6.875%, 4/1/27 (3)	11,435	11,864
Cheniere Energy Partners, 4.50%, 10/1/29	8,775	9,203
Citgo Holding, 9.25%, 8/1/24 (3)	21,710	21,167
CITGO Petroleum, 7.00%, 6/15/25 (3)	22,285	22,508
Comstock Resources, 5.875%, 1/15/30 (3)	14,255	14,219
Comstock Resources, 6.75%, 3/1/29 (3)	9,155	9,521
Continental Resources, 5.75%, 1/15/31 (3)	19,275	22,455
CrownRock, 5.625%, 10/15/25 (3)	4,445	4,467
DCP Midstream, Series A, VR, 7.375% (6)(8)	11,294	11,153
DCP Midstream Operating, 5.625%, 7/15/27	6,865	7,655
DCP Midstream Operating, 6.75%, 9/15/37 (3)	17,875	23,595
DCP Midstream Operating, 8.125%, 8/16/30	8,515	11,346
Endeavor Energy Resources, 5.75%, 1/30/28 (3)	14,198	14,730
Endeavor Energy Resources, 6.625%, 7/15/25 (3)	2,885	3,029
EQT, 7.50%, 2/1/30	16,946	21,352
Exterran Energy Solutions, 8.125%, 5/1/25	7,482	6,949
Gulfport Energy Operating, 8.00%, 5/17/26 (3)	11,970	12,988
Hilcorp Energy I, 5.75%, 2/1/29 (3)	6,670	6,570
Hilcorp Energy I, 6.00%, 2/1/31 (3)	7,490	7,490
Independence Energy Finance, 7.25%, 5/1/26 (3)	15,780	16,293
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (3)	32,345	32,992
NGL Energy Operating, 7.50%, 2/1/26 (3)	47,321	46,966
NGL Energy Partners, 7.50%, 11/1/23	13,130	12,506
NuStar Logistics, 5.75%, 10/1/25	9,790	10,292
Occidental Petroleum, 6.125%, 1/1/31	8,685	10,118
Occidental Petroleum, 6.375%, 9/1/28	9,005	10,322
Occidental Petroleum, 6.45%, 9/15/36	2,310	2,870
Occidental Petroleum, 6.625%, 9/1/30	5,865	7,038
Occidental Petroleum, 7.50%, 5/1/31	7,500	9,450
Occidental Petroleum, 7.875%, 9/15/31	4,847	6,301

Occidental Petroleum, 7.95%, 6/15/39	19,810	25,753
Occidental Petroleum, 8.00%, 7/15/25	12,700	14,462
Occidental Petroleum, 8.50%, 7/15/27	16,975	20,625
Occidental Petroleum, 8.875%, 7/15/30	32,395	42,478
Range Resources, 8.25%, 1/15/29 (3)	5,870	6,450
Range Resources, 9.25%, 2/1/26	14,665	15,728
Rockcliff Energy II, 5.50%, 10/15/29 (3)	8,625	8,690
Solaris Midstream Holdings, 7.625%, 4/1/26 (3)	8,490	8,872
Tallgrass Energy Partners, 5.50%, 1/15/28 (3)	7,230	7,058
Tallgrass Energy Partners, 6.00%, 3/1/27 (3)	8,060	8,201
Tallgrass Energy Partners, 6.00%, 12/31/30 (3)	11,175	10,966
Tallgrass Energy Partners, 6.00%, 9/1/31 (3)	17,225	16,665
Tallgrass Energy Partners, 7.50%, 10/1/25 (3)	10,935	11,619
Targa Resources Partners, 4.00%, 1/15/32 (3)	17,880	18,372
Targa Resources Partners, 5.375%, 2/1/27	1,180	1,207
Targa Resources Partners, 5.875%, 4/15/26	1,055	1,092
Targa Resources Partners, 6.50%, 7/15/27	6,060	6,431
Targa Resources Partners, 6.875%, 1/15/29	9,970	10,967
Transocean Phoenix 2, 7.75%, 10/15/24 (3)	3,637	3,637
Transocean Pontus, 6.125%, 8/1/25 (3)	5,930	5,752
Transocean Proteus, 6.25%, 12/1/24 (3)	4,892	4,843
USA Compression Partners, 6.875%, 4/1/26	10,300	10,480
USA Compression Partners, 6.875%, 9/1/27	7,635	7,816
Venture Global Calcasieu Pass, 3.875%, 8/15/29 (3)	10,930	10,957
Venture Global Calcasieu Pass, 4.125%, 8/15/31 (3)	13,950	14,247
Vine Energy Holdings, 6.75%, 4/15/29 (3)	25,005	26,630
		735,161
Entertainment & Leisure 3.2%		
AMC Entertainment Holdings (10.00% Cash or 12.00% PIK), 12.00%, 6/15/26 (3)(9)	8,700	8,841
Carnival, 4.00%, 8/1/28 (3)	12,900	12,513
Carnival, 5.75%, 3/1/27 (3)	19,160	18,729
Carnival, 6.00%, 5/1/29 (3)	17,365	16,844
Carnival, 7.625%, 3/1/26 (3)	30,000	30,863
Carnival, 9.875%, 8/1/27 (3)	13,835	15,564
Cedar Fair, 5.25%, 7/15/29	8,370	8,558
Cedar Fair, 5.375%, 4/15/27	14,955	15,217
Cinemark USA, 5.25%, 7/15/28 (3)	10,730	10,140
Live Nation Entertainment, 4.75%, 10/15/27 (3)	7,745	7,726
Merlin Entertainments, 5.75%, 6/15/26 (3)	2,295	2,396
NCL, 5.875%, 3/15/26 (3)	19,710	19,168
NCL Finance, 6.125%, 3/15/28 (3)	5,740	5,582
Royal Caribbean Cruises, 5.50%, 8/31/26 (3)	17,195	16,765
Royal Caribbean Cruises, 5.50%, 4/1/28 (3)	16,378	15,928
Royal Caribbean Cruises, 9.125%, 6/15/23 (3)	1,940	2,054
Royal Caribbean Cruises, 10.875%, 6/1/23 (3)	11,015	11,951

SeaWorld Parks & Entertainment, 5.25%, 8/15/29 (3)	26,145	26,047
Viking Cruises, 7.00%, 2/15/29 (3)	16,515	16,102
Viking Cruises, 13.00%, 5/15/25 (3)	5,170	5,829
		266,817
Exploration & Production 0.0%		
Apache, 6.00%, 1/15/37	790	956
		956
Financial 6.6%		
Acrisure, 4.25%, 2/15/29 (3)	11,410	10,697
Acrisure, 7.00%, 11/15/25 (3)	15,255	15,141
Acrisure, 10.125%, 8/1/26 (3)	21,370	23,080
Alliant Holdings Intermediate, 5.875%, 11/1/29 (3)	8,595	8,348
Alliant Holdings Intermediate, 6.75%, 10/15/27 (3)	16,625	16,791
AmWINS Group, 4.875%, 6/30/29 (3)	4,615	4,528
Apollo Commercial Real Estate Finance, 4.625%, 6/15/29 (3)	25,800	24,607
Cobra AcquisitionCo, 6.375%, 11/1/29 (3)	13,230	13,065
Drawbridge Special Opportunities Fund, 3.875%, 2/15/26 (3)	8,315	8,534
Enact Holdings, 6.50%, 8/15/25 (3)	20,705	22,672
Freedom Mortgage, 6.625%, 1/15/27 (3)	13,000	12,220
GTCR AP Finance, 8.00%, 5/15/27 (3)	13,620	14,029
Home Point Capital, 5.00%, 2/1/26 (3)	13,060	11,901
HUB International, 5.625%, 12/1/29 (3)	22,535	22,422
HUB International, 7.00%, 5/1/26 (3)	25,975	26,559
Icahn Enterprises, 6.25%, 5/15/26	21,880	22,482
Jane Street Group, 4.50%, 11/15/29 (3)	13,465	13,398
LPL Holdings, 4.00%, 3/15/29 (3)	13,290	13,323
LPL Holdings, 4.375%, 5/15/31 (3)	2,150	2,166
MGIC Investment, 5.25%, 8/15/28	1,155	1,194
Midcap Financial Issuer Trust, 5.625%, 1/15/30 (3)	12,810	12,105
Midcap Financial Issuer Trust, 6.50%, 5/1/28 (3)	24,890	25,419
Navient, 4.875%, 3/15/28	18,380	17,874
Navient, 5.00%, 3/15/27	12,240	12,301
Navient, 5.50%, 3/15/29	17,480	17,196
Navient, 6.125%, 3/25/24	32,250	33,862
Navient, 6.75%, 6/25/25	16,535	17,775
Navient, 6.75%, 6/15/26	4,370	4,720
OneMain Finance, 6.125%, 3/15/24	6,358	6,708
OneMain Finance, 6.625%, 1/15/28	5,755	6,359
OneMain Finance, 6.875%, 3/15/25	18,550	20,359
OneMain Finance, 7.125%, 3/15/26	5,820	6,526
OneMain Finance, 8.875%, 6/1/25	7,160	7,679
PennyMac Financial Services, 4.25%, 2/15/29 (3)	22,055	20,291
PennyMac Financial Services, 5.375%, 10/15/25 (3)	8,255	8,358
PROG Holdings, 6.00%, 11/15/29 (3)	21,720	21,448
SLM, 4.20%, 10/29/25	9,390	9,754

United Wholesale Mortgage, 5.50%, 4/15/29 (3)	8,485	8,071
United Wholesale Mortgage, 5.75%, 6/15/27 (3)	13,450	13,131
		557,093
Food 1.5%		
Chobani, 4.625%, 11/15/28 (3)	2,275	2,303
Chobani, 7.50%, 4/15/25 (3)	15,935	16,453
Cosan Luxembourg, 7.00%, 1/20/27 (3)	17,390	17,991
Kraft Heinz Foods, 6.875%, 1/26/39	9,155	13,470
Kraft Heinz Foods, 7.125%, 8/1/39 (3)	6,935	10,385
Post Holdings, 4.50%, 9/15/31 (3)	8,315	8,003
Post Holdings, 5.625%, 1/15/28 (3)	11,105	11,438
Post Holdings, 5.75%, 3/1/27 (3)	9,335	9,615
Sigma Holdco, 7.875%, 5/15/26 (3)	7,043	6,788
Triton Water Holdings, 6.25%, 4/1/29 (3)	20,977	20,400
U.S. Foods, 4.625%, 6/1/30 (3)	9,745	9,782
		126,628
Foreign Govt & Muni (Excl Canadian) 0.4%		
Petroleos Mexicanos, 6.625%, 6/15/35	17,600	16,172
Petroleos Mexicanos, 7.69%, 1/23/50	17,830	16,119
		32,291
Forest Products 0.3%		
Graphic Packaging International, 3.75%, 2/1/30 (3)	9,685	9,600
Mercer International, 5.125%, 2/1/29	9,755	9,633
Mercer International, 5.50%, 1/15/26	2,170	2,195
		21,428
Gaming 4.2%		
Affinity Gaming, 6.875%, 12/15/27 (3)	4,400	4,510
Caesars Entertainment, 4.625%, 10/15/29 (3)	11,975	11,706
Caesars Entertainment, 8.125%, 7/1/27 (3)	37,640	41,310
Caesars Resort Collection, 5.75%, 7/1/25 (3)	10,205	10,600
Cirsa Finance International, 4.50%, 3/15/27 (EUR) (3)	7,505	8,190
International Game Technology, 4.125%, 4/15/26 (3)	6,700	6,842
International Game Technology, 5.25%, 1/15/29 (3)	10,075	10,478
International Game Technology, 6.25%, 1/15/27 (3)	22,638	24,789
Melco Resorts Finance, 5.375%, 12/4/29 (3)	6,580	6,435
MGM China Holdings, 4.75%, 2/1/27 (3)	10,685	10,444
MGM China Holdings, 5.25%, 6/18/25 (3)	2,455	2,467
MGM China Holdings, 5.875%, 5/15/26 (3)	7,510	7,573
MGM Growth Properties Operating Partnership, 3.875%, 2/15/29 (3)	12,700	13,335
MGM Growth Properties Operating Partnership, 5.75%, 2/1/27	8,690	9,820
MGM Resorts International, 4.75%, 10/15/28	3,795	3,861
Midwest Gaming Borrower, 4.875%, 5/1/29 (3)	13,340	13,223
Peninsula Pacific Entertainment, 8.50%, 11/15/27 (3)	26,005	28,020
Raptor Acquisition, 4.875%, 11/1/26 (3)	2,775	2,796

Scientific Games International, 7.00%, 5/15/28 (3)	5,590	5,925
Scientific Games International, 7.25%, 11/15/29 (3)	36,995	40,695
Scientific Games International, 8.25%, 3/15/26 (3)	15,850	16,643
Studio City Finance, 5.00%, 1/15/29 (3)	9,590	8,704
Wynn Las Vegas, 5.25%, 5/15/27 (3)	28,295	27,658
Wynn Macau, 5.50%, 1/15/26 (3)	12,005	11,255
Wynn Macau, 5.50%, 10/1/27 (3)	23,082	21,423
Wynn Resorts Finance, 5.125%, 10/1/29 (3)	10,965	10,691
		359,393
Health Care 7.3%		
AdaptHealth, 5.125%, 3/1/30 (3)	6,645	6,579
Avantor Funding, 4.625%, 7/15/28 (3)	23,550	24,315
Bausch Health, 4.875%, 6/1/28 (3)	20,890	20,577
Bausch Health, 7.00%, 1/15/28 (3)	2,125	2,051
Bausch Health, 7.25%, 5/30/29 (3)	24,393	22,899
Bausch Health Americas, 8.50%, 1/31/27 (3)	38,210	39,356
Bausch Health Americas, 9.25%, 4/1/26 (3)	31,600	33,062
Centene, 4.625%, 12/15/29	18,515	19,765
CHS, 6.00%, 1/15/29 (3)	12,215	12,719
CHS, 6.125%, 4/1/30 (3)	23,924	22,848
CHS, 6.875%, 4/15/29 (3)	9,900	9,727
CHS, 8.00%, 12/15/27 (3)	24,945	26,691
DaVita, 4.625%, 6/1/30 (3)	2,620	2,584
HCA, 5.625%, 9/1/28	4,470	5,174
HCA, 5.875%, 2/1/29	8,980	10,574
Molina Healthcare, 4.375%, 6/15/28 (3)	11,070	11,208
Mozart Debt Merger Sub, 3.875%, 4/1/29 (3)	43,645	42,936
Mozart Debt Merger Sub, 5.25%, 10/1/29 (3)	63,930	63,610
Option Care Health, 4.375%, 10/31/29 (3)	15,055	14,923
Organon, 5.125%, 4/30/31 (3)	28,875	29,380
Radiology Partners, 9.25%, 2/1/28 (3)	5,528	5,652
RP Escrow Issuer, 5.25%, 12/15/25 (3)	7,455	7,362
Select Medical, 6.25%, 8/15/26 (3)	10,155	10,637
Tenet Healthcare, 4.375%, 1/15/30 (3)	13,070	13,037
Tenet Healthcare, 6.125%, 10/1/28 (3)	45,700	46,614
Tenet Healthcare, 6.875%, 11/15/31	10,830	12,400
Tenet Healthcare, 7.50%, 4/1/25 (3)	13,890	14,602
Teva Pharmaceutical Finance Netherlands III, 4.75%, 5/9/27	14,880	14,787
Teva Pharmaceutical Finance Netherlands III, 5.125%, 5/9/29	16,060	15,699
Teva Pharmaceutical Finance Netherlands III, 6.00%, 4/15/24	6,310	6,578
Teva Pharmaceutical Finance Netherlands III, 6.75%, 3/1/28 (10)	21,055	22,529
Teva Pharmaceutical Finance Netherlands III, 7.125%, 1/31/25	24,760	26,431
		617,306
Information Technology 1.8%		
Boxer Parent, 6.50%, 10/2/25 (EUR) (3)	3,380	4,004

Boxer Parent, 7.125%, 10/2/25 (3)	3,885	4,079
LogMeIn, 5.50%, 9/1/27 (3)	6,340	6,316
Match Group Holdings II, 3.625%, 10/1/31 (3)	13,540	12,745
Match Group Holdings II, 4.125%, 8/1/30 (3)	3,965	3,935
Photo Holdings Merger Sub, 8.50%, 10/1/26 (3)	31,147	31,186
ROBLOX, 3.875%, 5/1/30 (3)	13,175	13,142
SS&C Technologies, 5.50%, 9/30/27 (3)	18,245	18,952
Uber Technologies, 7.50%, 5/15/25 (3)	7,115	7,497
Uber Technologies, 7.50%, 9/15/27 (3)	33,525	36,375
Veritas U.S., 7.50%, 9/1/25 (3)	6,195	6,404
Viavi Solutions, 3.75%, 10/1/29 (3)	6,480	6,294
		150,929
Lodging 0.6%		
Hilton Domestic Operating, 5.375%, 5/1/25 (3)	3,745	3,862
Hilton Domestic Operating, 5.75%, 5/1/28 (3)	4,340	4,590
Hilton Worldwide Finance, 4.875%, 4/1/27	10,460	10,735
Park Intermediate Holdings, 4.875%, 5/15/29 (3)	10,160	10,160
Park Intermediate Holdings, 5.875%, 10/1/28 (3)	8,775	9,060
Park Intermediate Holdings, 7.50%, 6/1/25 (3)	7,535	7,949
RLJ Lodging Trust, 3.75%, 7/1/26 (3)	5,060	5,009
XHR, 4.875%, 6/1/29 (3)	1,450	1,461
		52,826
Manufacturing 0.7%		
Apex Tool Group, 9.00%, 2/15/23 (3)	8,490	8,235
Hillenbrand, 3.75%, 3/1/31	4,610	4,529
Hillenbrand, 5.00%, 9/15/26	430	477
Madison IAQ, 4.125%, 6/30/28 (3)	19,445	18,765
Madison IAQ, 5.875%, 6/30/29 (3)	11,160	10,714
Mueller Water Products, 4.00%, 6/15/29 (3)	7,770	7,809
Roller Bearing of America, 4.375%, 10/15/29 (3)	4,445	4,434
		54,963
Metals & Mining 3.1%		
Alcoa Nederland Holding, 5.50%, 12/15/27 (3)	17,725	18,788
Alcoa Nederland Holding, 6.125%, 5/15/28 (3)	11,935	12,681
Allegheny Technologies, 5.125%, 10/1/31	7,935	7,846
Arconic, 6.125%, 2/15/28 (3)	20,499	21,319
Big River Steel, 6.625%, 1/31/29 (3)	19,532	20,997
Cleveland-Cliffs, 9.875%, 10/17/25 (3)	5,960	6,720
Constellium, 3.75%, 4/15/29 (3)	10,990	10,509
Freeport-McMoRan, 5.00%, 9/1/27	7,520	7,793
Freeport-McMoRan, 5.25%, 9/1/29	7,735	8,363
Freeport-McMoRan, 5.40%, 11/14/34	29,279	34,842
Freeport-McMoRan, 5.45%, 3/15/43	12,466	15,318
GrafTech Finance, 4.625%, 12/15/28 (3)	7,045	7,080
Hecla Mining, 7.25%, 2/15/28	29,735	31,928

Hudbay Minerals, 4.50%, 4/1/26 (3)	8,460	8,329
Hudbay Minerals, 6.125%, 4/1/29 (3)	15,290	15,931
Joseph T. Ryerson & Son, 8.50%, 8/1/28 (3)	10,976	12,019
New Gold, 7.50%, 7/15/27 (3)	7,425	7,750
Novelis, 4.75%, 1/30/30 (3)	18,235	18,417
		266,630
Other Telecommunications 0.9%		
Consolidated Communications, 6.50%, 10/1/28 (3)	13,060	13,517
Embarq, 7.995%, 6/1/36	10,735	11,755
Level 3 Financing, 3.75%, 7/15/29 (3)	12,780	11,885
Lumen Technologies, 4.50%, 1/15/29 (3)	29,700	27,770
Lumen Technologies, 5.375%, 6/15/29 (3)	12,665	12,348
		77,275
Real Estate Investment Trust Securities 0.6%		
American Finance Trust, 4.50%, 9/30/28 (3)	25,045	24,732
Brookfield Property REIT, 4.50%, 4/1/27 (3)	8,245	7,817
Service Properties Trust, 4.35%, 10/1/24	17,185	16,712
		49,261
Restaurants 0.8%		
Dave & Buster's, 7.625%, 11/1/25 (3)	15,674	16,536
Yum! Brands, 5.35%, 11/1/43	19,590	21,353
Yum! Brands, 6.875%, 11/15/37	17,960	22,495
Yum! Brands, 7.75%, 4/1/25 (3)	10,155	10,688
		71,072
Retail 1.2%		
Ambience Merger Sub, 7.125%, 7/15/29 (3)	8,250	7,982
Bath & Body Works, 6.625%, 10/1/30 (3)	12,280	13,600
Bath & Body Works, 6.694%, 1/15/27	1,620	1,827
Bath & Body Works, 6.95%, 3/1/33	7,052	8,022
Bath & Body Works, 7.50%, 6/15/29	9,820	10,925
Bath & Body Works, 9.375%, 7/1/25 (3)	7,301	8,852
Linens 'n Things, EC, 8.338%, 1/15/20 (4)(5)	9,800	—
LSF9 Atlantis Holdings, 7.75%, 2/15/26 (3)	12,840	12,872
PetSmart, 4.75%, 2/15/28 (3)	3,320	3,361
PetSmart, 7.75%, 2/15/29 (3)	25,505	27,227
Rent-A-Center, 6.375%, 2/15/29 (3)	3,790	3,880
		98,548
Satellites 1.7%		
Connect Finco, 6.75%, 10/1/26 (3)	20,000	20,850
Hughes Satellite Systems, 6.625%, 8/1/26	34,475	38,353
Intelsat Jackson Holdings, 9.50%, 9/30/22 (3)	53,761	62,632
Telesat Canada, 6.50%, 10/15/27 (3)	11,445	8,927
Viasat, 5.625%, 4/15/27 (3)	9,745	9,952
		140,714

Services 6.0%		
ADT Security, 4.125%, 8/1/29 (3)	13,500	13,129
Adtalem Global Education, 5.50%, 3/1/28 (3)	16,900	16,266
Advantage Sales & Marketing, 6.50%, 11/15/28 (3)	14,565	14,966
Albion Financing 1, 6.125%, 10/15/26 (3)	15,645	15,254
Albion Financing 2, 8.75%, 4/15/27 (3)	7,065	6,765
Allied Universal Holdco, 9.75%, 7/15/27 (3)	16,065	16,848
Black Knight InfoServ, 3.625%, 9/1/28 (3)	15,475	15,088
Clarivate Science Holdings, 3.875%, 7/1/28 (3)	17,045	16,725
Clarivate Science Holdings, 4.875%, 7/1/29 (3)	11,855	11,588
Constellation Automotive Financing, 4.875%, 7/15/27 (GBP) (3)	3,545	4,565
eG Global Finance, 6.75%, 2/7/25 (3)	14,610	14,647
eG Global Finance, 8.50%, 10/30/25 (3)	15,759	16,271
Fair Isaac, 5.25%, 5/15/26 (3)	16,150	17,684
Gartner, 3.625%, 6/15/29 (3)	7,935	7,905
Gartner, 4.50%, 7/1/28 (3)	5,740	5,963
GFL Environmental, 4.375%, 8/15/29 (3)	10,865	10,566
GFL Environmental, 4.75%, 6/15/29 (3)	15,105	15,105
H&E Equipment Services, 3.875%, 12/15/28 (3)	34,955	33,994
IPD 3, 5.50%, 12/1/25 (EUR) (3)	3,355	3,876
Millennium Escrow, 6.625%, 8/1/26 (3)	8,495	8,484
MSCI, 3.25%, 8/15/33 (3)	6,755	6,713
MSCI, 4.00%, 11/15/29 (3)	11,540	11,973
Picasso Finance Sub, 6.125%, 6/15/25 (3)	5,529	5,750
Presidio Holdings, 4.875%, 2/1/27 (3)	9,310	9,403
Presidio Holdings, 8.25%, 2/1/28 (3)	13,935	14,475
Prime Security Services Borrower, 5.75%, 4/15/26 (3)	12,180	12,880
Prime Security Services Borrower, 6.25%, 1/15/28 (3)	18,475	18,706
Sabre GLBL, 7.375%, 9/1/25 (3)	8,680	8,962
Sabre GLBL, 9.25%, 4/15/25 (3)	9,680	10,769
Shift4 Payments, 4.625%, 11/1/26 (3)	5,915	6,093
Staples, 7.50%, 4/15/26 (3)	26,818	26,684
Staples, 10.75%, 4/15/27 (3)	24,658	22,747
TK Elevator Holdco, 7.625%, 7/15/28 (3)	25,260	26,334
TK Elevator U.S. Newco, 5.25%, 7/15/27 (3)	22,875	23,190
United Rentals North America, 3.75%, 1/15/32	5,125	5,035
United Rentals North America, 3.875%, 2/15/31	15,500	15,500
Verde Bidco, 4.625%, 10/1/26 (EUR) (3)	2,135	2,457
WASH Multifamily Acquisition, 5.75%, 4/15/26 (3)	10,665	10,945
White Cap Buyer, 6.875%, 10/15/28 (3)	6,800	6,902
		511,207
Supermarkets 1.3%		
Albertsons, 3.50%, 3/15/29 (3)	29,195	28,903
Albertsons, 4.875%, 2/15/30 (3)	12,940	13,733
Albertsons, 5.875%, 2/15/28 (3)	13,310	13,975

Albertsons, 7.50%, 3/15/26 (3)	4,635	4,930
Iceland Bondco, 4.625%, 3/15/25 (GBP)	13,935	16,834
New Albertsons, 7.45%, 8/1/29	9,945	11,437
New Albertsons, 8.00%, 5/1/31	6,740	8,029
United Natural Foods, 6.75%, 10/15/28 (3)	11,785	12,610
		110,451
Transportation 0.2%		
Watco, 6.50%, 6/15/27 (3)	19,440	20,363
		20,363
Utilities 2.9%		
Calpine, 4.50%, 2/15/28 (3)	8,260	8,219
Calpine, 5.00%, 2/1/31 (3)	17,725	16,972
Calpine, 5.125%, 3/15/28 (3)	19,630	19,434
FirstEnergy, Series C, 7.375%, 11/15/31	6,145	8,218
NextEra Energy Operating Partners, 4.25%, 9/15/24 (3)	1,458	1,487
NextEra Energy Operating Partners, 4.50%, 9/15/27 (3)	13,605	14,353
NiSource, VR, 5.65% (6)(8)	12,860	13,246
Pattern Energy Operations, 4.50%, 8/15/28 (3)	3,515	3,576
PG&E, 5.00%, 7/1/28	14,617	15,055
PG&E, 5.25%, 7/1/30	21,665	22,207
Pike, 5.50%, 9/1/28 (3)	11,220	11,262
Terraform Global Operating, 6.125%, 3/1/26 (3)	19,029	19,386
Vistra, VR, 8.00% (3)(6)(8)	41,780	43,712
Vistra Operations, 4.375%, 5/1/29 (3)	46,345	45,418
Vistra Operations, 5.625%, 2/15/27 (3)	3,430	3,507
		246,052
Wireless Communications 0.8%		
Iliad Holding SASU, 6.50%, 10/15/26 (3)	21,965	22,432
Sprint, 7.625%, 2/15/25	1,885	2,158
Sprint Capital, 6.875%, 11/15/28	18,260	22,574
T-Mobile USA, 2.625%, 2/15/29	12,865	12,413
T-Mobile USA, 2.875%, 2/15/31	12,040	11,634
		71,211
Total Corporate Bonds (Cost $6,991,472)		**7,134,027**

MUNICIPAL SECURITIES 0.5%

Puerto Rico 0.5%		
Puerto Rico Commonwealth, Public Improvement, Series A, GO, 5.25%, 7/1/23 (5)(11)	2,700	2,531
Puerto Rico Commonwealth, Public Improvement, Series A, GO, 5.25%, 7/1/25 (5)(11)	6,550	6,476
Puerto Rico Commonwealth, Public Improvement, Series A, GO, 8.00%, 7/1/35 (5)(11)	37,660	32,953

Puerto Rico Commonwealth, Public Improvement, Series E, GO, 5.50%, 7/1/31 (5)(11)	4,660	4,567
Total Municipal Securities (Cost $41,778)		**46,527**
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.3%		
T. Rowe Price Government Reserve Fund, 0.06% (12)(13)	28,657	28,657
		28,657
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.011%, 5/19/22 (14)	3,210	3,209
		3,209
Total Short-Term Investments (Cost $31,867)		**31,866**
SECURITIES LENDING COLLATERAL 0.3%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.3%		
Short-Term Funds 0.3%		
T. Rowe Price Short-Term Fund, 0.06% (12)(13)	2,261	22,610
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**22,610**
Total Securities Lending Collateral (Cost $22,610)		**22,610**
Total Investments in Securities 100.0% of Net Assets (Cost $8,268,492)		**$ 8,475,736**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(2) All or a portion of this loan is unsettled as of November 30, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has four classes of shares: the High Yield Fund (Investor Class), the High Yield Fund–Advisor Class (Advisor Class), the High Yield Fund–I Class (I Class), and the High Yield Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/ loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2021, totaled $(105,000) for the six months ended November 30, 2021. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2021, securities valued at $101,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of November 30, 2021, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $1,770,000 cash and securities valued at $275,000. As of November 30, 2021, securities valued at $2,771,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended November 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2021, the notional amount of protection sold by the fund totaled $27,683,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2021, the value of loaned securities was $21,384,000; the value of cash collateral and related investments was $22,610,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,065,822,000 and $1,881,682,000, respectively, for the six months ended November 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2021, the fund had $804,410,000 of available capital loss carryforwards.

At November 30, 2021, the cost of investments for federal income tax purposes was $8,268,702,000. Net unrealized gain aggregated $208,930,000 at period-end, of which $316,486,000 related to appreciated investments and $107,556,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2021, the effective annual group fee rate was 0.28%.

Effective September 1, 2021, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $707,000 for T. Rowe Price Services, Inc.; and $49,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2021, the fund was charged $7,000 for shareholder servicing costs related to the college savings plans, of which $5,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2021, approximately 1% of the outstanding shares of the I Class were held by college savings plans.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2021, approximately 1% of the I Class’s and 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), the fund invests in the Z Class of each underlying Price Fund, for which Price Associates is contractually obligated to waive and/or bear all of the Z Class’s expenses, other than interest; expenses related to borrowings, taxes and brokerage; and nonrecurring expenses.

As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 2,912,360 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022